First:

We are pleased to announce that the five-star small-cap Paradigm Value Fund (PVFAX) will not be making any taxable distributions in 2009.

Despite the fund’s strong performance, there will not be any long-term, short-term, or dividend distributions to investors this year. We hope this is useful for your taxable clients.

	YTD 11/30/09	One Year	Five Year	Since Inception 1/1/03
PVFAX	23.81%	28.05%	4.89%	14.84%
Russell 2000 Value	12.09%	18.98%	-0.99%	7.59%

2009 has been a good year for domestic equity in general, and even better for PVFAX investors. We identified what we believe to be good companies with strong businesses trading at significant discounts to our assessment of their intrinsic value during the downturn early in the year. Now as the year draws to a close, we are seeing indications of what we believe to be the return of a fundamentals-driven market, which we think is a positive indicator for PVFAX investors.

We also view the recent uptick in M&A activity as a sign of a return to more normalized market conditions. Certainly M&A has been advantageous for PVFAX investors: In February, 3Com (COMS) showed up on our ranking system, trading at 6x earnings. We did extensive research, discovered that revenue growth was accelerating, and that management had solid cost reduction programs in place that were expanding margins. The Paradigm Value Fund (PVFAX) took a position in 3Com at $2.30, and the holding gradually appreciated to around $5. Then in November, Hewlett Packard acquired 3Com for a 40% premium, and we sold our position at $7.46.

Happy holidays, and thank you for your continued confidence in PVFAX for your clients’ small-cap allocations. Please let us know if you have any questions, or if there is anything Paradigm can do to help your firm thrive in 2010.

Cordially,

Gordon and Anthony

P.S. Forbes magazine featured PVFAX Portfolio Manager Jason Ronovech as one of just seven investors in its annual contest whose stock picks outperformed the market last year. As a result, Jason was invited back to participate in the Forbes stock-picking contest for 2010. Click on the link below to read more:

http://www.forbes.com/2009/11/24/only-one-stock-personal-finance-investment-guide-2-09-love-stock.html

Gordon Sacks                                                   Anthony Costa

Vice President & Director of Marketing                 Relationship Manager

Paradigm Capital Management                            Paradigm Capital Management

9 Elk Street                                                       (609) 865-3795 direct

Albany, NY 12207                                              acosta@paradigmcapital.com

(518) 431-3261 direct

gsacks@paradigmcapital.com

Performance data quoted represents past performance.  Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by call the transfer agent at (800) 239-0732.

Investors should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the Paradigm Funds. You may obtain a prospectus at www.paradigm-funds.com, or by calling the transfer agent at (800) 239-0732. The prospectus should be read carefully before investing.

Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. stocks. These indices do not incur expenses and are not available for investment

Morningstar ranking as of 9/30/09. For funds with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. An overall rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating Metrics as of the date stated. As of 9/30/09 the number of funds in the Small Value category tracked by Morningstar was 318 for the 3 year period and Overall Ranking, and 242 for the 5 year period.  As of 9/30/09 Paradigm Value Fund did not have a 10 year rating.